UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2020
Concho Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33615		76-0818600
(Commission File Number)		(I.R.S. Employer Identification No.)

One Concho Center
600 West Illinois Avenue
Midland	Texas	79701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (432) 683-7443
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CXO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Concho Resources Inc. (the “Company”), held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on April 27, 2020. At the Annual Meeting, the Company’s stockholders were requested to (i) elect two Class I directors to serve on the Board of Directors of the Company (the “Board”) for a term of office expiring at the Company’s 2023 Annual Meeting of Stockholders, (ii) ratify the Audit Committee of the Board’s selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers. Each of these items is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on March 16, 2020.
At the close of business on February 28, 2020, the record date for the Annual Meeting, there were 196,706,932 shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting. The results of the matters voted upon at the Annual Meeting are as follows:
Proposal No. 1 - Election of Class I Directors: The election of each Class I director was approved as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Timothy A. Leach	165,972,941	6,287,475	260,164	6,532,432
William H. Easter III	154,774,014	17,505,114	241,452	6,532,432

Proposal No. 2 - Ratification of the Selection of Grant Thornton LLP: The ratification of the selection of Grant Thornton LLP was approved as follows:

For	Against	Abstain	Broker Non-Votes
177,647,619	1,347,948	57,445	N/A

Proposal No. 3 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers: The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstain	Broker Non-Votes
160,272,439	12,175,543	72,598	6,532,432

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

Date: April 28, 2020	By:	/s/ Travis L. Counts
	Name:	Travis L. Counts
	Title:	Senior Vice President, General Counsel and Corporate Secretary